                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: May 18, 2000
                       Newcourt Funding Corporation 1999-1


  A New York        Commission File            I.R.S. Employer
 Corporation        No. 108-2255                No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:             MAY 18, 2000    PAYMENT DATE:     MAY 22, 2000
COLLECTION PERIOD:            APRIL 30, 2000

ITEM 5.      OTHER
      I.    INFORMATION REGARDING THE CONTRACTS

         1.  CONTRACT POOL PRINCIPAL BALANCE
             a.    Beginning of Collection Period                             $1,399,339,712
             b.    End of Collection Period                                   $1,348,229,015
             c.    Reduction for Collection Period                            $   51,110,697
         2.  DELINQUENT SCHEDULED PAYMENTS
             a.    Beginning of Collection Period                             $   22,411,045
             b.    End of Collection Period                                   $   22,438,306
         3.  LIQUIDATED CONTRACTS
             a.    Number of Liquidated Contracts                                        303
                   with respect to Collection Period                                     ---
             b.    Required Payoff Amounts of Liquidated Contracts            $    6,862,047
             c.    Total Reserve for Liquidation Expenses                     $         -
             d.    Total Liquidation Proceeds Received (1)                    $    2,196,364
             e.    Liquidation Proceeds Allocated to Owner Trust              $    2,192,063
             f.    Liquidation Proceeds Allocated to Depositor                $        4,301
             g.    Current Realized Losses                                    $    4,669,984
         4.  PREPAID CONTACTS
             a.    Number of Prepaid Contracts with respect                              464
                   to Collection Period                                                  ---
             b.    Required Payoff Amounts of Prepaid Contracts               $    8,985,336
         5.  PURCHASED CONTRACTS (BY TCC)
             a.    Number of Contracts Purchased by TCC with                             139
                   respect to Collection Period                                          ---
             b.    Required Payoff Amounts of Purchased Contracts             $    2,959,890
         6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                              -------------------------------------------------------------------------------------------
                                                                                                        % OF AGGREGATE
                                    NUMBER OF                 % OF           AGGREGATE REQUIRED         REQUIRED PAYOFF
                                    CONTRACTS              CONTRACTS           PAYOFF AMOUNTS               AMOUNTS
                              -------------------------------------------------------------------------------------------

  a.    Current                       73,501                 92.56%            $ 1,243,233,242                90.70%
  b.    31-60 days                     3,257                  4.10%            $    68,320,383                 4.98%
  c.    61-90 days                     1,366                  1.72%            $    29,896,966                 2.18%
  d.    91-120 days                      670                  0.84%            $    15,574,604                 1.14%
  e.    120+ days                        616                  0.78%            $    13,642,126                 1.00%
  f.    Total                         79,410                100.00%            $ 1,370,667,320               100.00%


    7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

        -----------------------------------------------------------------------------------------------------------------------
                                         % OF                  % OF                         % OF                   % OF
                                      AGGREGATE             AGGREGATE                    AGGREGATE               AGGREGATE
                                   REQUIRED PAYOFF       REQUIRED PAYOFF              REQUIRED PAYOFF         REQUIRED PAYOFF
                                       AMOUNTS               AMOUNTS                      AMOUNTS                 AMOUNTS
                 COLLECTION
                    PERIODS      31-60 DAYS PAST DUE   61-90 DAYS PAST DUE          91-120 DAYS PAST DUE    120+ DAYS PAST DUE
        -----------------------------------------------------------------------------------------------------------------------
                4/30/00                 4.98%                 2.18%                        1.14%                   1.00%
                3/31/00                 4.75%                 1.85%                        0.64%                   1.57%
                2/29/00                 5.79%                 1.90%                        0.98%                   1.42%
                1/31/00                 4.48%                 2.09%                        1.06%                   1.31%
                12/31/99                5.04%                 1.44%                        1.08%                   1.14%
                11/30/99                4.25%                 1.36%                        0.61%                   1.10%
                10/31/99                3.70%                 1.22%                        0.79%                   1.05%
                9/30/99                 3.65%                 1.06%                        0.98%                   0.35%
                8/31/99                 3.34%                 2.02%                        0.49%                   0.01%


    8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                                 ------------------------------------------------------------------------------
                                                   COLLECTION      3 COLLECTION       6 COLLECTION PERIODS    CUMULATIVE SINCE
                                                     PERIOD       PERIODS ENDING             ENDING             CUT-OFF DATE
                                                    APRIL-00         APRIL-00               APRIL-00
                                                 ------------------------------------------------------------------------------
        a.    Number of Liquidated                       303               978                  1,879                  1,966
              Contracts
        b.    Number of Liquidated                     0.351%            1.135%                 2.180%                 2.281%
              Contracts as a Percentage
              of Initial Contracts
        c.    Required Payoff Amounts of           6,862,047        20,551,107             40,452,331             42,259,730
              Liquidated Contracts
        d.    Liquidation Proceeds Allocated       2,192,063         9,344,957              9,414,054              9,421,787
              to Owner Trust
        e.    Aggregate Current Realized           4,669,984        11,206,150             31,038,277             32,837,943
              Losses
        f.    Aggregate Current Realized               0.254%            0.610%                 1.691%                 1.789%
              Losses as a Percentage of
              Cut-off Date Contract Pool
              Principal Balance

II.     INFORMATION REGARDING THE SECURITIES
    1.  SUMMARY OF BALANCE INFORMATION

 ---------------------------------------------------------------------------------------------------------------------------
                                   PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
           CLASS           COUPON         MAY 22, 2000          MAY 22, 2000         APRIL 20, 2000          APRIL 20, 2000
                            RATE          PAYMENT DATE          PAYMENT DATE          PAYMENT DATE            PAYMENT DATE
 ---------------------------------------------------------------------------------------------------------------------------
 a.    Class A-1 Notes   5.971300%     $    8,885,322             0.01936           $   58,308,548              0.12704
 b.    Class A-2 Notes   6.310000%     $  183,586,801             1.00000           $  183,586,801              1.00000
 c.    Class A-3 Notes   6.430000%     $  679,271,171             1.00000           $  679,271,171              1.00000
 d.    Class A-4 Notes   7.180000%     $  318,523,103             1.00000           $  318,523,103              1.00000
 e.    Class A-5 Notes   6.990000%     $   51,890,160             0.77437           $   53,550,372              0.79915
 f.    Class B Notes     7.070000%     $   22,948,351             1.00000           $   22,948,351              1.00000
 g.    Class C Notes     7.210000%     $   50,486,371             1.00000           $   50,486,371              1.00000
 h.    Class D Notes     7.960000%     $   55,076,041             1.00000           $   55,076,041              1.00000
 I.    Total                N.A.       $1,370,667,320             0.74660           $1,421,750,758              0.77443

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,370,667,320 and the CCA Balance is 84,803,731.

    2.  MONTHLY PRINCIPAL AMOUNT
        a.    Principal Balance of Notes and Equity Certificates
              (End of Prior Collection Period)                                          $1,421,750,758
        b.    Contract Pool Principal Balance (End of Collection Period)                $1,348,229,015
        c.    Monthly Principal Amount                                                  $   73,521,743
    3.  GROSS COLLECTIONS
        a.    Scheduled Payments Received                                               $   41,404,621
        b.    Liquidation Proceeds Allocated to Owner Trust                             $    2,192,063
        c.    Required Payoff Amounts of Prepaid Contracts                              $    8,985,336
        d.    Required Payoff Amounts of Purchased Contracts                            $    2,959,890
        e.    Proceeds of Clean-up Call                                                            -
        f.    Investment Earnings on Collection Account and Note Distribution Account   $      293,707
        g.    Total Gross Collections (sum of (a) through (f))                          $   55,835,617
    4.  DETERMINATION OF AVAILABLE FUNDS
        a.    Total Pledged Revenues                                                    $   55,835,617
        b.    Withdrawal from Cash Collateral Account                                   $    4,580,012
        c.    Total Available Funds                                                     $   60,415,629
    5.  CLASS A-3 SWAP
        a.    Payment Details
              1.  Class A-3 Principal Amount                                                     -
              2.  Class A-3 Assumed Fixed Rate                                          $       6.8360%
              3.  Class A-3 Assumed Fixed Rate Count (30/360                                .083333333
              4.  Class A-3 Interest Rate (Libor + .30%)                                       6.43000%
              5.  Class A-3 Interest Rate Day Count (Actual/360)                           0.088888889
        b.    Net Payment Calculation
              1. Class A-3 Assumed Fixed Payment to Swap Provider                          $3,869,581
              2. Class A-3 Interest Payment                                                $3,882,412
              3. Class A-3 Swap Payment From/(To) the Trust                                $  (12,831)

    6.  APPLICATION OF AVAILABLE FUNDS


        --------------------------------------------------------------------------------------------------------
                         ITEM                               AMOUNT                   REMAINING AVAILABLE FUNDS
        --------------------------------------------------------------------------------------------------------

        a.    Total Available Funds                                                            $60,415,629
        b.    Servicing Fee                                  $ 1,166,116                       $59,249,512
        c.    Interest on Notes:
              i) Class A-1 Notes                             $   309,491                       $58,940,021
              ii) Class A-2 Notes                            $   965,361                       $57,974,660
              iii) Class A-3 Net Swap                        $   (12,831)                      $57,987,491
              iv) Class A-3 Notes                            $ 3,882,412                       $54,105,079
              v) Class A-4 Notes                             $ 1,905,830                       $52,199,249
              vi) Class A-5 Notes                            $   311,931                       $51,887,318
              vii) Class B Notes                             $   135,204                       $51,752,114
              viii) Class C Notes                            $   303,339                       $51,448,775
              ix) Class D Notes                              $   365,338                       $51,083,437
        d.    Principal of Notes
              i) Class A-1 Notes                             $49,423,225                       $  1,660,212
              ii) Class A-2 Notes                            $         -                       $  1,660,212
              iii) Class A-3 Notes                           $         -                       $  1,660,212
              iv) Class A-4 Notes                            $         -                       $  1,660,212
              v) Class A-5 Notes                             $ 1,660,212                       $          -
              vi) Class B Notes                              $         -                       $          -
              vii) Class C Notes                             $         -                       $          -
              viii) Class D Notes                            $         -                       $          -
        e.    Deposit to Cash                                $         -                       $          -
              Collateral Account
        f.    Amount to be applied in
              accordance with CCA                            $         -                       $          -
              Loan Agreement
        g     Balance, if any, to Equity                     $         -                       $          -


III. INFORMATIONCERTIFICATESHE CASH COLLATERAL ACCOUNT

        1.  BALANCE RECONCILIATION


            ----------------------------------------------------------------------------------------
                                                                                      MAY 22, 2000
                                          ITEM                                        PAYMENT DATE
            ----------------------------------------------------------------------------------------

            a.    Available Cash Collateral Amount (Beginning)                            89,383,743
            b.    Deposits to Cash Collateral Account                                              -
            c.    Withdrawals from Cash Collateral Account                                 4,580,012
            d.    Releases of Cash Collateral Account Surplus                                      -
                  (Excess, if any of (a) plus (b) minus (c) over (f))
            e.    Available Cash Collateral Amount (End)                                  84,803,731
                  (Sum of (a) plus (b) minus (c) minus (d))
            f.    Requisite Cash Collateral Amount                                       100,972,742
            g.    Cash Collateral Account Shortfall                                       16,169,011
                  (Excess, if any, of (f) over (e))
        2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
            a.    For any payment date on or prior to the
                  August 2000 Payment Date  to,
                  and including, the August 2000 Payment Date
                  1) Initial Cash Collateral Amount                                      100,972,742
            b.    For any Payment Dates after the August 2000
                  Payment Date until
                   the Final Payment Date, the sum of
                  1) 6.60% of the Contract Pool Principal Balance                         88,983,115
                  2) The Aggregate Principal Balance of the Notes
                   and the Equity Certificate Balance less the
                   Contract Pool Principal Balance                                        22,438,306
                  3) Total ((1) plus (2))                                                111,421,421
            c.    Floor equal to the lesser of
                   1) 1.25% of Cut-Off Date Contract Pool Principal
                  Balance ($22,948,350); and                                              22,948,350
                  2) the Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance                                  1,370,667,320
            d.    Requisite Cash Collateral Amount                                       100,972,742

        3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
            a.    Interest Shortfalls                                                              -
            b.    Principal Deficiency Amount                                              4,580,012
            c.    Principal Payable at Stated Maturity Date of
                  Class of Notes or Equity Certificates                                            -
            d.    Total Cash Collateral Account Withdrawals                                4,580,012


         IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

                 ------------------------------------------------------------------------------------------------
                                     DISTRIBUTION            CLASS A-1     CLASS A-2   CLASS A-3      CLASS A-4
                                       AMOUNTS                 NOTES         NOTES       NOTES          NOTES
                 ------------------------------------------------------------------------------------------------

                 1. Interest Due                          $   309,491      $965,361    $3,882,412     $1,905,830
                 2. Interest Paid                         $   309,491      $965,361    $3,882,412     $1,905,830
                 3. Interest Shortfall                    $         -      $      -    $        -     $        -
                 ((1) minus (2))
                 4. Principal Paid                        $49,423,225      $      -    $        -     $        -
                 5. Total Distribution Amount             $49,732,717      $965,361    $3,882,412     $1,905,830
                 ((2) plus (4))




         -------------------------------------------------------------------------------------------------------------------
                              DISTRIBUTION            CLASS A-5      CLASS B     CLASS C        CLASS D
                                AMOUNTS                 NOTES         NOTES       NOTES          NOTES           TOTALS
         -------------------------------------------------------------------------------------------------------------------
         1. Interest Due                          $   311,931      $135,204    $  303,339     $  365,338      $  8,178,906
         2. Interest Paid                         $   311,931      $135,204    $  303,339     $  365,338      $  8,178,906
         3. Interest Shortfall                    $         -      $      -    $        -     $        -      $          -
            ((1) minus (2))
         4. Principal Paid                        $ 1,660,212      $      -    $        -     $        -      $ 51,083,437
         5. Total Distribution Amount             $ 1,972,143      $135,204    $  303,339     $  365,338      $ 59,262,343
            ((2) plus (4))


          V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

                  ----------------------------------------------------------------------------------------
                                                                  AS OF END OF            AS OF END OF
                                                ITEM                APRIL-00                MARCH-00
                                                               COLLECTION PERIOD       COLLECTION PERIOD
                  ----------------------------------------------------------------------------------------
              1.  ORIGINAL CONTRACT CHARACTERISTICS
                  a.    Original Number of Contracts                    86,204                   N.A.
                  b.    Cut-Off Date Contract Pool               1,835,868,028                   N.A.
                        Principal Balance
                  c.    Original Weighted Average                        47.00                   N.A.
                         Remaining Term
                  d.    Weighted Average                                 55.00                   N.A.
                        Original Term
              2.  CURRENT CONTRACT CHARACTERISTICS
                  a.    Number of Contracts                             79,410                  80,421
                  b.    Average Contract                                16,978                  17,400
                        Principal Balance
                  c.    Weighted Average                                  40.4                    41.0
                         Remaining Term

         VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE



                  -------------------------------------------------
                  PAYMENT DATE                     SINCE ISSUE
                    PERIOD                             CPR
                  -------------------------------------------------
                    0                Aug-99
                    1                Sep-99           7.696%
                    2                Oct-99          10.521%
                    3                Nov-99           9.958%
                    4                Dec-99           8.758%
                    5                Jan-00           8.327%
                    6                Feb-00           9.785%
                    7                Mar-00           9.516%
                    8                Apr-00           9.315%
                    9                May-00           9.708%

        VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

             A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate


         The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and
        Servicing Agreement, dated as of August 1, 1999 (the "Pooling and
        Servicing Agreement"), among Newcourt Equipment Trust Securities 1999-1, Antigua Funding Corporation, The Chase Manhattan Bank, as
        trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a
      Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the
         following report with respect to the Payment Date occurring on
                                  May 22, 2000

         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                            Glenn Votek
                            -----------
                            Glenn Votek
                            Executive Vice President, and Treasurer